                                                                 EXHIBIT 10.21.3

                           AVERY DENNISON CORPORATION
                            1996 STOCK INCENTIVE PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT, dated ____________ ____, 2002, is made by and between Avery Dennison Corporation, a Delaware corporation, hereinafter referred to as the "Company," and *, an employee of Company or a Subsidiary of Company, hereinafter referred to as "Employee" or "Optionee."

WHEREAS, Company wishes to afford Employee the opportunity to purchase shares of its $1.00 par value common stock under the terms of the Avery Dennison Corporation 1996 Stock Incentive Plan.

WHEREAS, the Compensation and Executive Personnel Committee of the Company's Board of Directors (hereinafter referred to as the "Committee"), appointed to administer said Plan, has determined that it would be to the advantage and best interest of Company and its shareholders to grant the Option provided for herein to Employee as an inducement to remain in the service of Company or its Subsidiaries and as an incentive for increased efforts during such service;

WHEREAS, the Committee has advised the Company of its determination and instructed the undersigned officers to issue said Option, which is a Non-Qualified Stock Option, as authorized under the Plan;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Company and Employee do hereby agree as follows:

ARTICLE I - DEFINITIONS

Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the contrary. Terms not defined herein shall have the meaning specified in the Plan, unless the context clearly indicates to the contrary.

1.1      Beneficiary

         "Beneficiary" shall mean a person properly designated by the Employee, including his/her spouse or heirs at law, to exercise such Employee's rights under the Plan. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with rules established by the Committee and shall be effective upon delivery to the Committee.

1.2      Change of Control

         "Change of Control" shall have the meaning as set forth in the Plan.

1.3      Option

         "Option" shall mean the option to purchase common stock of the Company granted under this Agreement pursuant to the Plan.

1.4      Plan

         The "Plan" shall mean the Avery Dennison Corporation 1996 Stock Incentive Plan.

----------
* Refer to the attached Notice.

1.5      Pronouns

         The masculine pronoun shall include the feminine and neuter, and the singular and plural, where the context so indicates.

1.6      Secretary

         "Secretary" shall mean the Secretary of the Company.

1.7      Subsidiary

         "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.8      Termination of Employment

         "Termination of Employment" means the termination of the participant's employment with the Company or an Affiliate. A participant employed by an Affiliate shall also be deemed to incur a Termination of Employment if the Affiliate ceases to be a subsidiary, as the case may be, and the participant does not immediately thereafter become an employee of the Company or an Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and Affiliates shall not be considered Terminations of Employment. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment.

ARTICLE II - GRANT OF OPTION

2.1      Grant of Option

         In consideration of Employee's agreement to remain in the employ of Company or its Subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to Employee the Option to purchase any part or all of an aggregate of * shares of its $1.00 par value common stock upon the terms and conditions set forth in this Agreement. Such Option is granted pursuant to the Plan and shall also be subject to the terms and conditions set forth in the Plan.

2.2      Purchase Price

         The purchase price of the shares of stock covered by the Option shall be _________________ dollars ($_______) per share without commission or other charge.

2.3      Consideration to Company

         In consideration of the granting of this Option by the Company, the Employee agrees to render faithful and efficient service to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted (unless the Employee retires before the end of such period and the Employee satisfies the requirements of the last paragraph of Section 3.1(a) below). Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without good cause. Nor shall it interfere with or restrict in any way, other than the forfeiture of all rights under this

----------
* Refer to the attached Notice.

Agreement, the right of the Employee voluntarily to terminate his employment with the Company or a Subsidiary.

ARTICLE III - PERIOD OF EXERCISABILITY

3.1      Commencement of Exercisability

         (a) The Option will vest (become available for exercise) nine years and nine months from the date the Option was granted. However, if certain conditions are met, the Option will become eligible for accelerated or early vesting three years from the date the Option was granted or on subsequent anniversary dates thereafter.

                  Such early or accelerated vesting will occur provided that the Company's return on total capital as reported in the annual report to shareholders (or other report) for the most recently completed fiscal year equals or exceeds the sixty-seventh (67%) percentile of the return on total capital for the peer group companies (as listed in the Company's proxy statement) for such third year (the performance test). (For example, the performance test for accelerated vesting for options granted in December 2002 will be based on the return on total capital for 2005).

                  To facilitate the peer group performance comparison needed to determine whether option vesting is accelerated, the figures for peer group companies return on total capital will be based upon the twelve-month performance for each company in the peer group closest to the Company's fiscal year end, using the most recent publicly available financial information for such companies.

                  If the Company meets the performance test described above, all prior non-vested Options eligible for accelerated vesting will become available for exercise as soon as possible following the Committee's certifications of the Company's performance as compared to the performance of the peer group companies.

                  If the Company fails to meet the performance test described above, all prior non-vested Options eligible for accelerated vesting will be subject to a similar performance test following the end of the next fiscal year. The test for accelerated vesting of Options will continue to "roll" in the manner described above until the Company passes the performance test, until nine years and nine months have elapsed from the date of grant, or until such Options otherwise vest as described herein.

                  Alternatively, Options, granted to employees as participants in the Long Term Incentive Plan, who (i) retire under the Company's retirement plan within sixty (60) days of the date of Termination of Employment, (ii) have worked for the Company for ten (10) or more years, and (iii) have a combination of age and service with the Company of seventy five (75) or more, will vest as of the date of Termination of Employment, provided that the Company has met the performance test (as described above) for the fiscal year ending prior to the employee's retirement.

         (b) No portion of the Option which is an unexercisable installment under Subsection (a) above at Termination of Employment shall thereafter become exercisable, unless otherwise determined by the Committee in accordance with the terms of the Plan.

         (c) Notwithstanding Subsections 3.1(a) and 3.1(b) above, upon a Change of Control, all Option installments not yet exercisable shall become immediately exercisable.

3.2      Term of Option

         The Option will expire and will not be exercisable after the tenth
(10th) anniversary of the date the Option was granted. Such date shall be the Option's Expiration Date.

3.3      Exercise of Option after Termination of Employment

         This Option is exercisable by the Employee only while he is employed by the Company or a Subsidiary, subject to the following exceptions (or as authorized by the Committee):

         (a) If the Employee dies while the Option, or any portion thereof, is exercisable under the terms of this Agreement, the Employee's Beneficiary may exercise such rights, subject to the limitation in Subsection 3.1(b). The Option must be exercised within twelve (12) months after the Employee's death, and the Committee may in its discretion extend the Expiration Date of the Option to accommodate such exercise.

         (b) If the Employee's employment is terminated due to his permanent and total disability, as defined in Section 22(c)(3) of the Code, the Employee may exercise the Option, subject to the limitation in Subsection 3.1(b), within thirty-six (36) months after Termination of Employment, but not later than the Option's Expiration Date.

         (c) If the Employee's employment is terminated due to his retirement, the Employee may exercise the Option, subject to the limitation of Subsection 3.1(b), within sixty (60) months after Termination of Employment, but not later than the Option's Expiration Date.

         (d) If the Employee's employment is terminated other than for good cause or the reasons set forth in Subsections (a) through (c) above, the Employee may exercise the Option, subject to the limitations of Subsection 3.1(b), within six (6) months after Termination of Employment, but not later than the Option's Expiration Date.

ARTICLE IV - EXERCISE OF OPTIONS

4.1      Partial Exercise

         Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section
3.2. Each partial exercise shall be for not less than twenty-five (25) shares (or a smaller number, if it is the maximum number which may be exercised under Section 3.1), and shall be for whole shares only.

4.2      Manner of Exercise

         The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following:

         (a) A written exercise notice, complying with the applicable rules established by the Committee, stating that the Option or portion is thereby exercised. The notice shall be signed by the Employee or the other person then entitled to exercise the Option; and

         (b) Full payment for the shares with respect to which the Option or portion thereof is exercised.

         Payment may be made by any one of the following methods:

                  (i) in cash (or by certified or bank cashier's check), or

                  (ii) by actual or constructive delivery to the Company, in accordance with the procedures established by the Company, of Company Common Stock then owned by the Employee with a fair market value on the date the Option is exercised equal to the aggregate exercise purchase price of the shares with respect to which the Option or portion thereof is exercised; or

                  (iii) by a combination of cash and surrender of stock in the manner herein specified; or

                  (iv) irrevocable instructions to a broker, acceptable to the Company, to delivery promptly to the Company the amount of the sale or the loan proceeds necessary to pay the option price; or

                  (v) by instructing the Company to withhold a number of such shares having a Fair Market Value on the date of the exercise equal to the aggregate exercise price of such Option; and

         (c) Full payment to the Company of any federal, state, local or foreign taxes required to be withheld in connection with the exercise, which payment may be made in cash (or by certified or bank cashier's check) or by actual or constructive delivery and surrender to the Company in accordance with procedures established by the Company, of Company Common Stock then owned by the Employee with a Fair Market Value on the date the Option is exercised equal to the total of such taxes due in connection with the exercise, or by a combination of cash and surrender of stock in the manner herein specified (provided that in any event Employee is responsible for the payment of any and all applicable taxes related to this stock option grant and any exercise of stock options hereunder); and

         (d) In the event the Option or portion thereof shall be exercised by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option.

4.3      Conditions to Issuance of Stock Certificates

         The shares of stock deliverable, either in the form of Common Stock certificates or as evidenced in a book-entry system (such as in a direct registration system), upon the exercise of the Option, or any part thereof, may be previously authorized but unissued shares, issued shares which have then been reacquired by the Company, or shares held by a grantor trust (such as the Employee Stock Benefit Trust). Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates, or to provide instructions for book entries, for shares of stock purchased upon the exercise of the Option or part thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

         (b) The completion of any registration or other qualification of such shares under any state or federal law, or under rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its absolute discretion, deem necessary or advisable;

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

         (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience; and

         (e) Subject to the terms of the Plan, the receipt by the Company of full payment for such shares.

4.4      Rights as Shareholders

         The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates, or book entries, representing such shares shall have been issued or made by the Company, or the Company's transfer agent, to such holder.

ARTICLE V - MISCELLANEOUS

5.1      Option Subject to Plan

         The Option is subject to the terms of the Plan, and in the event of any inconsistency between this Agreement and the Plan, the Plan shall control.

5.2      Administration

         The Committee shall have the power to interpret the terms and provisions of the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, alter or repeal any such rules.

5.3      Transferability

         Neither the Option nor any interest or right therein or part thereof may be sold, pledged, assigned or transferred in any manner other than by will or by the applicable laws of descent and distribution, except as authorized by the Committee. The Option shall be exercised during the Employee's lifetime only by the Employee, or his guardian or legal representative, except as authorized by the Committee.

5.4      Notices

         Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to Employee shall, if Employee is then deceased, be given to Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section. Any notice shall have been deemed duly given when hand delivered to the Secretary (or his designate), faxed with a receipt of confirmed delivery, given to a major courier service, such as DHL or Federal Express, or enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.5      Titles

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.6      Construction

         This Agreement and the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                        AVERY DENNISON CORPORATION

                                        by:  Chairman & Chief Executive Officer*

                                        by:  Secretary*

by:  Optionee*

----------
* Refer to the attached Notice.

                           AVERY DENNISON CORPORATION
                           --------------------------
                           1996 STOCK INCENTIVE PLAN
                           -------------------------
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------

THIS AGREEMENT, dated ____________ ____, 2002, is made by and between Avery Dennison Corporation, a Delaware corporation, hereinafter referred to as the "Company," and *, an employee of Company or a Subsidiary of Company, hereinafter referred to as "Employee" or "Optionee."

WHEREAS, Company wishes to afford Employee the opportunity to purchase shares of its $1.00 par value common stock under the terms of the Avery Dennison Corporation 1996 Stock Incentive Plan.

WHEREAS, the Compensation and Executive Personnel Committee of the Company's Board of Directors (hereinafter referred to as the "Committee"), appointed to administer said Plan, has determined that it would be to the advantage and best interest of Company and its shareholders to grant the Option provided for herein to Employee as an inducement to remain in the service of Company or its Subsidiaries and as an incentive for increased efforts during such service;

WHEREAS, the Committee has advised the Company of its determination and instructed the undersigned officers to issue said Option, which is a Non-Qualified Stock Option, as authorized under the Plan;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Company and Employee do hereby agree as follows:

ARTICLE I - DEFINITIONS
-----------------------

Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the contrary. Terms not defined herein shall have the meaning specified in the Plan, unless the context clearly indicates to the contrary.

1.1  Beneficiary
     -----------

     "Beneficiary" shall mean a person properly designated by the Employee, including his/her spouse or heirs at law, to exercise such Employee's rights under the Plan. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with rules established by the Committee and shall be effective upon delivery to the Committee.

1.2  Change of Control
     -----------------

     "Change of Control" shall have the meaning as set forth in the Plan.

1.3  Option
     ------

     "Option" shall mean the option to purchase common stock of the Company granted under this Agreement pursuant to the Plan.

1.4  Plan
     ----

     The "Plan" shall mean the Avery Dennison Corporation 1996 Stock Incentive Plan.

1.5  Pronouns
     --------

     The masculine pronoun shall include the feminine and neuter, and the singular and plural, where the context so indicates.

--------------------
* Refer to the attached Notice

1.6  Secretary
     ---------

     "Secretary" shall mean the Secretary of the Company.

1.7  Subsidiary
     ----------

     "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.8  Termination of Employment
     -------------------------

     "Termination of Employment" means the termination of the participant's employment with the Company or an Affiliate. A participant employed by an Affiliate shall also be deemed to incur a Termination of Employment if the Affiliate ceases to be a subsidiary, as the case may be, and the participant does not immediately thereafter become an employee of the Company or an Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and Affiliates shall not be considered Terminations of Employment. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment.

ARTICLE II - GRANT OF OPTION
----------------------------

2.1  Grant of Option
     ---------------

     In consideration of Employee's agreement to remain in the employ of Company or its Subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to Employee the Option to purchase any part or all of an aggregate of * shares of its $1.00 par value common stock upon the terms and conditions set forth in this Agreement. Such Option is granted pursuant to the Plan and shall also be subject to the terms and conditions set forth in the Plan.

2.2  Purchase Price
     --------------

     The purchase price of the shares of stock covered by the Option shall be _________________ dollars ($_______) per share without commission or other charge.

2.3  Consideration to Company
     ------------------------

     In consideration of the granting of this Option by the Company, the Employee agrees to render faithful and efficient service to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted (unless the Employee retires before the end of such period and the Employee satisfies the requirements of the last paragraph of Section 3.1(a) below). Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without good cause. Nor shall it interfere with or restrict in any way, other than the forfeiture of all rights under this Agreement, the right of the Employee voluntarily to terminate his employment with the Company or a Subsidiary.

ARTICLE III - PERIOD OF EXERCISABILITY
--------------------------------------

3.1  Commencement of Exercisability
     ------------------------------

--------------------
* Refer to the attached Notice

     (a) The Option will vest (become available for exercise) nine years and nine months from the date the Option was granted. However, if certain conditions are met, the Option will become eligible for accelerated or early vesting three years from the date the Option was granted or on subsequent anniversary dates thereafter.

          Such early or accelerated vesting will occur provided that the Company's return on total capital as reported in the annual report to shareholders (or other report) for the most recently completed fiscal year equals or exceeds the sixty-seventh (67%) percentile of the return on total capital for the peer group companies (as listed in the Company's proxy statement) for such third year (the performance test). (For example, the performance test for accelerated vesting for options granted in December 2002 will be based on the return on total capital for 2005).

          To facilitate the peer group performance comparison needed to determine whether option vesting is accelerated, the figures for peer group companies return on total capital will be based upon the twelve-month performance for each company in the peer group closest to the Company's fiscal year end, using the most recent publicly available financial information for such companies.

          If the Company meets the performance test described above, all prior non-vested Options eligible for accelerated vesting will become available for exercise as soon as possible following the Committee's certifications of the Company's performance as compared to the performance of the peer group companies.

          If the Company fails to meet the performance test described above, all prior non-vested Options eligible for accelerated vesting will be subject to a similar performance test following the end of the next fiscal year. The test for accelerated vesting of Options will continue to "roll" in the manner described above until the Company passes the performance test, until nine years and nine months have elapsed from the date of grant, or until such Options otherwise vest as described herein.

          Alternatively, Options, granted to employees as participants in the Long Term Incentive Plan, who (i) retire under the Company's retirement plan within sixty (60) days of the date of Termination of Employment, (ii) have worked for the Company for ten (10) or more years, and (iii) have a combination of age and service with the Company of seventy five (75) or more, will vest as of the date of Termination of Employment, provided that the Company has met the performance test (as described above) for the fiscal year ending prior to the employee's retirement.

     (b) No portion of the Option which is an unexercisable installment under Subsection (a) above at Termination of Employment shall thereafter become exercisable, unless otherwise determined by the Committee in accordance with the terms of the Plan.

     (c) Notwithstanding Subsections 3.1(a) and 3.1(b) above, upon a Change of Control, all Option installments not yet exercisable shall become immediately exercisable.

3.2  Term of Option
     --------------

     The Option will expire and will not be exercisable after the tenth (10th) anniversary of the date the Option was granted. Such date shall be the Option's Expiration Date.

3.3  Exercise of Option after Termination of Employment
     --------------------------------------------------

     This Option is exercisable by the Employee only while he is employed by the Company or a Subsidiary, subject to the following exceptions:

     (a) If the Employee dies while the Option, or any portion thereof, is exercisable under the terms of this Agreement, the Employee's Beneficiary may exercise such rights, subject to the limitation in Subsection 3.1(b). The Option must be exercised within twelve (12) months after the Employee's death, and the Committee may in its discretion extend the Expiration Date of the Option to accommodate such exercise.

     (b) If the Employee's employment is terminated due to his permanent and total disability, as defined in Section 22(c)(3) of the Code, the Employee may exercise the Option, subject to the limitation in Subsection 3.1(b), within thirty-six (36) months after Termination of Employment, but not later than the Option's Expiration Date.

     (c) If the Employee's employment is terminated due to his retirement, the Employee may exercise the Option, subject to the limitation of Subsection 3.1(b), to the full term of the Option, but not later than the Option's Expiration Date.

     (d) If the Employee's employment is terminated other than for good cause or the reasons set forth in Subsections (a) through (c) above, the Employee may exercise the Option, subject to the limitations of Subsection 3.1(b), within six (6) months after Termination of Employment, but not later than the Option's Expiration Date.

ARTICLE IV - EXERCISE OF OPTIONS
--------------------------------

4.1  Partial Exercise
     ----------------

     Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2. Each partial exercise shall be for not less than twenty-five (25) shares (or a smaller number, if it is the maximum number which may be exercised under Section 3.1), and shall be for whole shares only.

4.2  Manner of Exercise
     ------------------

     The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following:

     (a) A written exercise notice, complying with the applicable rules established by the Committee, stating that the Option or portion is thereby exercised. The notice shall be signed by the Employee or the other person then entitled to exercise the Option; and

     (b) Full payment for the shares with respect to which the Option or portion thereof is exercised. Payment may be made by any one of the following methods:

          (i) in cash (or by certified or bank cashier's check), or

          (ii) by actual or constructive delivery to the Company, in accordance with the procedures established by the Company, of Company Common Stock then owned by the Employee with a fair market value on the date the Option is exercised equal to the aggregate exercise purchase price of the shares with respect to which the Option or portion thereof is exercised; or

          (iii) by a combination of cash and surrender of stock in the manner herein specified; or

          (iv) irrevocable instructions to a broker, acceptable to the Company, to delivery promptly to the Company the amount of the sale or the loan proceeds necessary to pay the option price; or

          (v) by instructing the Company to withhold a number of such shares having a Fair Market Value on the date of the exercise equal to the aggregate exercise price of such Option; and

     (c) Full payment to the Company of any federal, state, local or foreign taxes required to be withheld in connection with the exercise, which payment may be made in cash (or by certified or bank cashier's check) or by actual or constructive delivery and surrender to the Company in accordance with procedures established by the Company, of Company Common Stock then owned by the Employee with a Fair Market Value on the date the Option is exercised equal to the total of such taxes due in connection with the exercise, or by a combination of cash and surrender of stock in the manner herein specified (provided that in any event Employee is responsible for the payment of any and all applicable taxes related to this stock option grant and any exercise of stock options hereunder); and

     (d) In the event the Option or portion thereof shall be exercised by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option.

4.3  Conditions to Issuance of Stock Certificates
     --------------------------------------------

     The shares of stock deliverable, either in the form of Common Stock certificates or as evidenced in a book-entry system (such as in a direct registration system), upon the exercise of the Option, or any part thereof, may be previously authorized but unissued shares, issued shares which have then been reacquired by the Company, or shares held by a grantor trust (such as the Employee Stock Benefit Trust). Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates, or to provide instructions for book entries, for shares of stock purchased upon the exercise of the Option or part thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any state or federal law, or under rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its absolute discretion, deem necessary or advisable;

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

     (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience; and

     (e) Subject to the terms of the Plan, the receipt by the Company of full payment for such shares.

4.4  Rights as Shareholders
     ----------------------

     The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates, or book entries, representing such shares shall have been issued or made by the Company, or the Company's transfer agent, to such holder.

ARTICLE V - MISCELLANEOUS
-------------------------

5.1  Option Subject to Plan
     ----------------------

     The Option is subject to the terms of the Plan, and in the event of any inconsistency between this Agreement and the Plan, the Plan shall control.

5.2  Administration
     --------------

     The Committee shall have the power to interpret the terms and provisions of the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, alter or repeal any such rules.

5.3  Transferability
     ---------------

     Neither the Option nor any interest or right therein or part thereof may be sold, pledged, assigned or transferred in any manner other than by will or by the applicable laws of descent and distribution, except as authorized by the Committee. The Option shall be exercised during the Employee's lifetime only by the Employee, or his guardian or legal representative, except as authorized by the Committee.

5.4  Notices
     -------

     Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to Employee shall, if Employee is then deceased, be given to Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section. Any notice shall have been deemed duly given when hand delivered to the Secretary (or his designate), faxed with a receipt of confirmed delivery, given to a major courier service, such as DHL or Federal Express, or enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.5  Titles
     ------

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.6  Construction
     ------------

     This Agreement and the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                   AVERY DENNISON CORPORATION

                                   by:      Chairman & Chief Executive Officer*

                                   by:      Secretary*

by:      Optionee*



-------------
* Refer to the attached Notice